Exhibit 4.1

COMMON SHARES		COMMON SHARES

	Christopher & Banks Corporation	CUSIP 171046 105
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		See reverse for certain definitions

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

Christopher & Banks Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent & Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:

PRESIDENT AND CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER AND ASSISTANT SECRETARY	SECRETARY

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
SOUTH ST. PAUL, MN TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—	Custodian
		(Cust)	(Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors
Act
JT TEN	—	as joint tenants with right of	(State)
survivorship and not as tenants
in common
Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

fo the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power fo substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY: